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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 28, 2000

                        COMMISSION FILE NUMBER 1-07149

                          INTERNET LAW LIBRARY, INC.
                (Exact name of Company as specified in charter)

                DELAWARE                        82-0277987
    (State or other jurisdiction of            (IRS Employer
     incorporation or organization)         Identification No.)

     4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS       77041
        (Address of principal executive offices)       (Zip Code)

          Registrant's telephone number:   (281) 600-6000

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective February 28, 2000, Harper & Pearson Company (the "Predecessor Accountant") was replaced by Arthur Andersen LLP (the "Successor Accountant") as the independent auditors for Internet Law Library, Inc. (the "Company"). The Predecessor Accountant has audited the Company's accounts since June 30, 1996. In March 1999, the Company acquired National Law Library, Inc., ("National Law") in a transaction accounted for as a reverse acquisition with National Law treated as the accounting acquirer. As a result of this transaction, the Company's most recently audited consolidated financial statements are for the period from the inception of National Law on November 30, 1998 to June 30, 1999 ("Inception to June 30, 1999").

        For the period Inception to June 30, 1999, and for the year ended June 30, 1998, the Predecessor Accountant's reports did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Audit Committee of the Company's Board of Directors recommended this action and it was approved by the Board of Directors on February 28, 2000.

        During the periods Inception to June 30, 1999, the one year ended June 30, 1998, and the six months ended December 31, 1999, there were no disagreements with the Predecessor Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Predecessor Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such periods.

        The Company has authorized the Predecessor Accountant to respond fully to the inquiries of the Company's Successor Accountant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
No.           Description
-------       -----------
16.1          Letter, dated March 3, 2000, from Harper & Pearson Company to the Securities and Exchange Commission.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTERNET LAW LIBRARY, INC.


Date:  March 3, 2000                   By:   /s/ Hunter M. A. Carr
                                           ------------------------------
                                             Hunter M.A.Carr
                                             President and
                                             Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
No.          Description
-------      -----------
16.1         Letter, dated March 3, 2000, from Harper & Pearson Company to the Securities and Exchange Commission.